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                                                                   Exhibit 10.30

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of June 30, 1999, by and between Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (the "Lender"), and Bob Wiberg, an individual residing at the address listed below (the "Borrower," and together with the Lender, the "Parties").

                             PRELIMINARY STATEMENTS
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     A. The Lender desires to lend funds to the Borrower in accordance with the terms and conditions set forth in this Agreement which provides for loan forgiveness in specified increments upon certain conditions with the purpose of securing the continued and future employment services of certain key management officers of the Lender, upon whose involvement, initiative and efforts the Lender is largely dependent for the successful conduct of its business.

     B. The Borrower is now employed or engaged by the Lender or one of its affiliates in a key employee capacity, and the Lender desires him or her to remain in such capacity. The Borrower desires to borrow funds from the Lender in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT
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     Section 1. Loan. Subject to the terms and conditions of this Agreement, the
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Lender agrees to loan (the "Loan") to the Borrower an aggregate amount not to exceed THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00). The Loan will be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A attached hereto and incorporated herein for all purposes (the "Note"),
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with payment terms, interest rate, and other terms as set forth therein. The
Loan shall be made by Lender to Borrower within ten (10) days from the date this Agreement is signed by the Borrower.

     Section 2. Use of Funds. The funds provided by the Loan (the "Funds") shall
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be used by the Borrower for such lawful purposes as the Borrower, in its sole discretion, deems appropriate, provided, however, the Borrower shall not use the Funds for any purpose which would violate any of the provisions of this Agreement or the terms of Borrower's employment with the Lender (including any policies of the Lender in effect from time to time).

     Section 3. Conditions to Funding. The Lender's obligation to fund the Loan
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is expressly conditioned upon the Borrower's execution and delivery of the following documents to the Lender prior to the funding of the Loan:

          (a) this Agreement; and

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          (b) the Note.

     Section 4. Payments. The Borrower agrees that all payments to be made on or
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in connection with the Note shall be made to the Lender at the address set forth in this Agreement or such other place as Lender may designate in writing. All payments referred to under this Agreement and the Note shall be in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day that is not a business day, the due date thereof shall be extended to the next succeeding business day, and, with respect to the payment of principal, interest thereon shall be payable at the applicable rate during such extension. Each payment received by the Lender shall be applied first to late charges and collection expenses, if any, then to the payment of accrued but unpaid interest due hereunder, and then to the reduction of the unpaid principal balance hereof.

     Section 5. Loan Forgiveness. As long as the Borrower is still employed with
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the Lender, and not in breach of the terms of this Agreement or the Note, the principal of the Note will be forgiven as follows:

          (a) the lesser of (i) one-third of the original principal amount of the Note and (ii) the remaining unpaid principal amount of the Note will be forgiven at the third anniversary of the date of the Note if the Borrower has been continuously employed by the Lender during the period beginning on the date of the Note and ending on the third anniversary thereof; provided, however, that this Section 5(a) shall not apply if, as of such third anniversary date, any Event of Default described in Section 7(c) of the Note has occurred;

          (b) the lesser of (i) one-third of the original principal amount of the Note and (ii) the remaining unpaid principal amount of the Note will be forgiven at the fourth anniversary of the date of the Note if the Borrower has been continuously employed by the Lender during the period beginning on the date of the Note and ending on the fourth anniversary thereof; provided, however, that this Section 5(b) shall not apply if, as of such fourth anniversary date, any Event of Default described in Section 7(c) of the Note has occurred; and

          (c) the remaining principal amount of the Note will be forgiven at the fifth anniversary of the date of the Note if the Borrower has been continuously employed by the Lender during the period beginning on the date of the Note and ending on the fifth anniversary thereof; provided, however, that this Section 5(c) shall not apply if, as of such fifth anniversary date, any Event of Default described in Section 7(c) of the Note has occurred.

     Section 6. Representations and Warranties. In order to induce the Lender to
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enter into this Agreement and to make the Loan to the Borrower, the Borrower hereby represents and warrants to the Lender, as of the date hereof, that this Agreement and the Note when executed and delivered by the Borrower will be legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

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     Section 7. Tax Withholding and Right of Setoff. The Borrower agrees to pay
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to the Lender upon its demand, such amount as may be requested by the Lender for the purpose of satisfying Lender's liability to withhold federal, state, or local income or other taxes incurred by reason of any forgiveness of any portion of the Note. The Borrower hereby grants to Lender the right and agrees that the Lender shall be entitled, at its option and upon written notice to the Borrower, to offset balances owed by the Lender to the Borrower, whether related to salary, bonus, expense reimbursement or otherwise, first against any late charges and collection expenses, if any, then against any accrued but unpaid interest due, and then to the unpaid principal balance of the Note.

     Section 8. Continued Employment or Retention. Nothing in this Agreement
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shall confer upon the Borrower any right to continue in the employment of the
Lender or any affiliate, or interfere with or limit in any way the right of the Lender or any affiliate to terminate the Borrower's employment at any time. Nothing in this Agreement shall create an employment agreement between Borrower and Lender.

     Section 9. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED TO AND ACCEPTED
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BY THE BORROWER IN THE STATE OF TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS RULES THEREOF.

     Section 10. Assignment. The Borrower may not assign this Agreement or the
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Note without the prior written consent of the Lender.

     Section 11. Counterparts. This Agreement may be executed in any number of
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counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement notwithstanding that all parties are not signatories to each individual counterpart.

     Section 12. Limitation on Interest. Notwithstanding anything to the
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contrary in this Agreement, the Note or in any document evidencing the indebtedness evidenced hereby or in any other agreement entered into in connection herewith, whether now existing or hereafter arising, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Note or otherwise in connection with this transaction shall under no circumstances ever exceed the maximum nonusurious interest rate allowed under applicable law (the "Maximum Rate"). If fulfillment of any provision hereof or of any document evidencing or securing the indebtedness contemplated hereby, at the time performance of such provision shall be due, shall involve transcending the Maximum Rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Rate; and if the Lender shall ever receive anything of value deemed interest under applicable law which would exceed the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing to the Lender and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness of the Borrower to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such

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indebtedness until payment in full so that the rate of interest on account of such indebtedness shall not exceed the maximum amount permitted by applicable law. The term "applicable law" as used herein shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended to come into effect in the future. The provisions of this paragraph shall control and supersede all agreements between the Borrower and the Lender.

     Section 13. Headings. The descriptive headings contained in this Agreement
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are inserted for convenience only and do not constitute a substantive part of the Agreement.

     Section 14. Amendment. This Agreement may be amended, modified, superseded
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or cancelled, any term or condition hereof may be waived, only by a written instrument executed by Lender and Borrower at such time.

     Section 15. No Waivers. The failure of either party at anytime or times to
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require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of any condition, or of any breach of any term contained in this Agreement, in any one or more instances, shall be deemed to be or construed as further or continuing waiver of any such condition or breach or a waiver of any other condition of any breach of any other term, covenant, representation or warranty.

     Section 16. Pronouns. Whenever a pronoun of a particular gender is used in
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this Agreement, if appropriate that pronoun also will refer to the other gender and the neuter. Whenever a neuter pronoun is used in this Agreement, if appropriate that pronoun also will refer to the masculine and feminine gender.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

                              LENDER:

                              PRENTISS PROPERTIES AQUISITION PARTNERS, L.P.


                              By: Prentiss Properties I, Inc., General Partner


                                  By: /s/ Thomas F. August
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                                      Thomas F. August
                                      President


                              BORROWER:


                              /s/ Bob Wiberg
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                              Bob Wiberg

                              3890 W. Northwest Highway, Suite 400

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